                                                                  August 1, 1998




     Dear Shareholder:


      For the three months ended June 30, 1998. The Zweig Fund's net asset value decreased 2.3%, including $0.33 in reinvested distributions. This performance assumes participation in the recent rights offering. During the same period, the Standard & Poor 500 Index rose 3.3%, with dividends reinvested.


      The Fund's net asset value for the six months ended June 30, 1998, increased 7.0%, including $0.64 per share with reinvested distributions. The S&P 500, with dividends reinvested, gained 17.7% for the same period.


      Consistent with our policy of trying to minimize risk, our average equity exposure during the first six months of 1998 was approximately 84%.


      To put our performance in perspective, I would like to point out that the value-oriented stocks that we generally favor have lagged growth stocks by a wide margin. We do own some Dell, Microsoft and Intel but our portfolio is overwhelmingly biased toward low price/earnings ratios, high dividends, low price-to-book levels, and market or better rates of growth. These stocks simply haven't worked out as well recently. However I have found that stocks with strong fundamentals and attractive valuations tend to outperform the market over long periods of time with less risk. And that's us. We will always seek to achieve reasonable results with minimum risk.



                             DISTRIBUTION DECLARED


      On June 15, 1998, the Fund announced a distribution of $0.31 per share payable on July 27, 1998 to shareholders of record on July 10, 1998. Including this payout, the Fund's total payout since its inception is now $13.20 per share.

                                 MARKET OUTLOOK

      Counting from October 1990, this is the third longest bull market on record, only months away from the previous record period that ended in 1929. Some market observers have expressed concern over this comparison. I don't think there is any significance about the length of either bull or bear markets. What does matter are economic conditions. If they can stay positive for an extended period of time, the markets can do the same -- or vice versa. In 1929 the economy deteriorated drastically and that's what caused the crash. Many people get trapped into measuring the length of various markets and start worrying. I don't see any reason for concern on that basis.

      If there is one fly in the ointment, it is the fact that the tape action has been ragged with a lot of divergences. The blue chips have led the market and the growth stocks have done well while the cyclicals and the smaller stocks have fallen behind. This is exemplified in the performance difference in the year to date between the Russell 2000 Index of smaller stocks and the S&P 500. The Russell 2000 returned 4.9% vs. the S&P return of 17.7%. Interestingly, the same divergence held true within the S&P 500. The top 50 stocks returned 32.2% while the bottom 100 returned 0.3% through June 30.

      It has been a strange market. The number of new highs is much lower than it was several months ago while the breadth of the market -- the relationship between advances and declines -- has been mediocre at best. The advance/decline index topped out a few months ago. So we have seen the Dow, the S&P 500 and the NASDAQ Composite setting new peaks while many of the other averages languished. That's what we mean by negative divergences.

      The real question is whether the divergences are a negative for the market. Sometime, as in 1929 and 1987, it was. However, the divergences then went on much longer and were more dramatic. Also, there have been instances such as in the 1963-64 period when the market continued to do well despite the divergences. So, while it is a negative in our model, it is offset by other positive factors.

      We have also seen divergences in the U.S. economy largely because of the Asian situation. Instead of a Goldilocks economy -- not too hot or too cold -- we are shifting to what some refer as a Dr. Jekyll and Mr. Hyde economy, with some companies prospering and others faltering. Companies that would export a lot to Asia are being hurt. Also hurt are companies with heavy commodities exposure. These include some of the groups we hold -- oils, steels, coppers, and aluminum. On the other hand, companies that import goods from Asia are benefiting. This would include some retailers. So it is a mixed bag.

      While there is much understandable concern about the Asian effect on the U.S. economy, I think the impact so far is more positive than negative because it is taking the edge off inflation. Both the Consumer and Producer Price Indexes rose by only 0.1% in June. And Asia hasn't affected our basic economy yet. Overall earnings have slowed down but are still O.K. The offset is lower interest rates and lower inflation, which are good for stocks. While I am not a betting person, I would say the odds are maybe three-to-one that we can work out of this all right.

      If Asia does stabilize -- and that would take some time -- it is possible our economy could pick up even more steam and bring inflationary pressures. However, I do not see it happening in the near term. On the longer view, if inflation takes off I believe the Fed would hike rates. In fact, there are some members of the Fed who would raise rates now. Frankly, I don't agree with them but it is not my job to agree or disagree with the Fed. My responsibility is to react to what the Fed will do.

      As for today's market, a source of strength is the huge inflow of cash into mutual funds. Stock funds took in $24 billion in June against $18.7 billion in May. The first-half inflow was $130.5 billion, topping last year's record pace of $105.5 billion. There have also been very large inflows into bond funds in recent months. Demographics play a big role in the money pouring into the funds. As baby boomers approach age 50 or thereabouts, they tend to save more and more and put a lot of their resources into stocks. All this has been very bullish for the markets and these demographics should remain in place for another decade or so.

      With this immense cash flow pouring in day after day, mutual funds who want to be close to fully invested find it hard to hold cash. As a result, the cash position at mutual funds is down to about 3.9%, possibly the lowest since such records were kept over the last 44 years. We have the cash-to-assets ratio in our models and this is a negative indicator. However, it is partially offset by the continuing input of cash into the funds.


      We also keep a watchful eye on valuation. The price/earnings ratio of the S&P was recently reported at 27.3. That figure is based on earnings after write-offs. Operating earnings are something like 23, which is still very high. You are not going to get any argument from me that the market is not cheap. However, I think you could possibly justify the valuations if you consider that with lower inflation, P/E ratios tend to expand. Of course, with the market stretched as it is, you have more downside potential because of the high ratios. But if conditions stay good for another year or two or three, the market can keep on going strong.


      Among my other indicators, I would rate sentiment as neutral or slightly below neutral. Some of the longer-term numbers are poor. The previously mentioned record low cash-to-assets ratios at mutual funds indicate a high level of investor confidence and possibly declining liquidity. Also, net new issues of stock have been too high and there have been fewer cash takeovers and fewer stock buybacks. However, the shorter-term sentiment numbers such as the put/call ratio are more positive.


      With low and falling inflation and lower interest rates, my monetary model is very bullish right now. Commodity prices everywhere have been coming down and moderate deflation has been good for stocks. The worry is that we get extreme deflation -- but I don't see that as a realistic prospect at present.


      Counting stocks and bonds, we are currently at about 91% invested. As long as our indicators remain positive and we see low levels of risk, we'll keep our exposure high enough to participate in the market's advance. As a defensive money manager, I will always be ready to reduce our exposure should my indicators reflect higher risk.

                             PORTFOLIO COMPOSITION

      As has been the case since the beginning of 1995, the majority of our stocks are acquired or sold on the basis of a proprietary computer-driven model that is weighted toward a value approach with secondary emphasis on growth. Various criteria are used to evaluate and rank the most liquid stocks with the highest dividend yields.

      There was little change in the composition of our leading industry groups during the second quarter. On June 30 these groups included financial services, utilities, oil and oil services, manufacturing, transportation, and telecommunications. All of the above groups occupied prominent positions at the end of the first quarter as well.

            Some of our largest individual holdings include Ford, Dell, Bear Stearns, Sun, Dayton Hudson, Telefonica de Espana, Paine Webber, Energy East, NationsBank, and Edison International.

      Of the above, Dell, Dayton Hudson, Telefonica de Espana, Energy East (formerly N.Y. State Gas & Electric), and PaineWebber all were in our portfolio previously and showed significant appreciation. The only new position is NationsBank which will merge with BankAmerica.

      We still own but trimmed our holdings in GPU, Ahmanson, General Motors, and Travelers. After a large run-up, Providian subsequently slipped in our rankings and we have sold out that position.


                               Sincerely,
                               /s/ Martin E. Zweig
                               --------------------
                               Martin E. Zweig,
                               Ph.D. Chairman

                             THE ZWEIG FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998
                                  (Unaudited)



                                                      Number of         Value
                                                        Shares         (Note 1)
                                                     -----------   ---------------
COMMON STOCKS                               82.71%
AEROSPACE & DEFENSE                          0.92%
   B.F. Goodrich & Co. ...........................      85,600      $  4,247,900
   Lockheed Martin Corp. .........................      25,800         2,731,575
                                                                    ------------
                                                                       6,979,475
                                                                    ------------
APPAREL MANUFACTURER                         0.41%
   VF Corp. ......................................      60,500         3,115,750
                                                                    ------------
AUTOMOTIVE                                   3.60%
   Chrysler Corp. ................................     127,200         7,170,900
   Ford Motor Co. ................................     216,100        12,749,900
   General Motors Corp. ..........................     110,300         7,369,419
                                                                    ------------
                                                                      27,290,219
                                                                    ------------
CHEMICALS                                    1.61%
   Dow Chemical Corp. ............................      78,100         7,551,293
   Millennium Chemicals, Inc. ....................      97,700         3,309,588
   Wellman, Inc. .................................      58,600         1,329,488
                                                                    ------------
                                                                      12,190,369
                                                                    ------------
CONSTRUCTION & FARM EQUIPMENT                0.22%
   Deere & Co. ...................................      31,200         1,649,700
                                                                    ------------
CONSUMER DURABLES                            1.54%
   Cooper Tire & Rubber Co. ......................     193,500         3,990,938
   Whirlpool Corp. ...............................     112,000         7,700,000
                                                                    ------------
                                                                      11,690,938
                                                                    ------------
CONSUMER PRODUCTS                            0.41%
   Fortune Brands, Inc. ..........................      80,100         3,078,843
                                                                    ------------
CONTAINERS & PACKAGING                       0.13%
   Sea Containers Ltd., Class A ..................      25,200           963,900
                                                                    ------------
ELECTRONICS                                  1.53%
   Avnet, Inc. ...................................      79,700         4,358,594
   General Motors Corp., Class H .................     154,100         7,261,962
                                                                    ------------
                                                                      11,620,556
                                                                    ------------
ENGINEERING & CONSTRUCTION                   0.82%
   Fluor Corp. ...................................     122,500         6,247,500
                                                                    ------------
FINANCIAL SERVICES                          14.87%
   A.G.Edwards, Inc. .............................     184,650         7,882,247
   Allstate Corp. ................................      85,100         7,791,968
   Bear, Stearns & Co., Inc. .....................     201,136        11,439,610
   Charter One Financial, Inc. ...................      82,370         2,774,839
   Conseco Inc. ..................................     126,800         5,927,900
   Countrywide Credit Industries, Inc. ...........      71,500         3,628,625
   GATX Corp. ....................................      82,600         3,624,075
   H. F. Ahmanson, & Co. .........................      72,700         5,161,700
   Hartford Financial Services Group, Inc. .......      30,600         3,499,875
   Horace Mann Education Corp. ...................      46,600         1,607,700
   Loews Corp. ...................................      56,100         4,887,713

                                                             Number of        Value
                                                              Shares         (Note 1)
                                                            ----------   ---------------
FINANCIAL SERVICES -- (Continued)
   Morgan Stanley, Dean Witter, Discover & Co. ..........     58,600      $  5,354,575
   NationsBank Corp. ....................................    118,100         9,034,650
   Old Republic International Corp. .....................    149,250         4,374,891
   Orion Capital Corp. ..................................     58,000         3,240,750
   PaineWebber Group Inc. ...............................    230,000         9,861,250
   PIMCO Advisors L.P. ..................................     35,200         1,201,200
   Quinenco S.A., ADR ...................................     61,500           553,500
   Reliance Group Holdings, Inc. ........................     72,100         1,261,750
   Reliastar Financial Corp. ............................     67,200         3,225,600
   Ryder Systems, Inc. ..................................    168,500         5,318,281
   Selective Insurance Group, Inc. ......................     48,000         1,075,498
   St. Paul Companies, Inc. .............................    101,100         4,252,519
   Travelers, Inc. ......................................     95,800         5,807,875
                                                                          ------------
                                                                           112,788,591
                                                                          ------------
FOOD & BEVERAGE                                     0.49%
   Adolph Coors Co., Class B ............................    110,400         3,753,600
                                                                          ------------
HOME BUILDERS & MATERIALS                           1.01%
   Fleetwood Enterprises, Inc. ..........................     53,700         2,148,000
   Kaufman & Broad Home Corp. ...........................     98,600         3,130,550
   Lafarge Corp. ........................................     60,400         2,374,475
                                                                          ------------
                                                                             7,653,025
                                                                          ------------
INDUSTRIAL SERVICES                                 0.28%
   Ogden Corp. ..........................................     75,800         2,098,713
                                                                          ------------
INVESTMENT COMPANIES                                3.14%
   Argentina Fund, Inc. .................................     61,200           665,550
   Blackrock 2001 Term Trust, Inc. ......................     52,600           463,537
   Blackrock Strategic Term Trust, Inc. .................     52,600           460,250
   Brazil Fund, Inc. ....................................     59,500         1,078,437
   Central European Equity Fund, Inc. ...................     46,400           748,200
   Chile Fund, Inc. .....................................     61,400           832,738
   Emerging Markets Infrastructure Fund, Inc. ...........    199,600         1,946,100
   Emerging Markets Telecommunications Fund, Inc. .......     76,800           960,000
   Emerging Mexico Fund, Inc. ...........................     67,800           538,162
   France Growth Fund, Inc. .............................     32,300           486,519
   G.T. Global Eastern Europe Fund ......................     43,100           344,800
   Gabelli Equity Trust, Inc. ...........................    106,000         1,245,500
   Gabelli Global Multimedia Trust Fund, Inc. ...........     99,700         1,009,463
   India Fund, Inc. .....................................     48,100           306,637
   Italy Fund, Inc. .....................................     29,700           400,950
   Mexico Equity and Income Fund, Inc. ..................     21,500           174,688
   Mexico Fund, Inc. ....................................    173,900         2,543,287
   Morgan Stanley Emerging Markets Fund, Inc. ...........    121,900         1,142,813
   Morgan Stanley India Investment Fund, Inc. ...........     70,600           454,487
   Portgugal Fund, Inc. .................................     56,300         1,133,038
   Royce Value Trust, Inc. ..............................    144,155         2,378,558
   Scudder New Europe Fund, Inc. ........................    133,400         2,801,400
   Swiss Helvetia Fund, Inc. ............................     53,600         1,715,200
                                                                          ------------
                                                                            23,830,314
                                                                          ------------
LEISURE                                             0.31%
   Brunswick Corp. ......................................     95,800         2,371,050
                                                                          ------------

                                                 Number of        Value
                                                  Shares         (Note 1)
                                                ----------   ---------------
MANUFACTURING                           5.98%
   Aeroquip-Vickers, Inc. ...................     57,300      $  3,344,887
   Borg-Warner Automotive, Inc. .............     83,700         4,022,831
   Cincinnati Milacron, Inc. ................     71,400         1,735,913
   Cummins Engine Company, Inc. .............    110,400         5,658,000
   Dexter Corp. .............................     36,700         1,167,519
   Herman Miller, Inc. ......................    185,200         4,502,675
   Johnson Controls, Inc. ...................     55,800         3,191,063
   Kennametal Inc. ..........................     67,100         2,801,425
   PACCAR, Inc. .............................     92,800         4,848,800
   Parker Hannifin Corp. ....................    101,000         3,850,625
   Quanex Corp. .............................     17,700           536,531
   Timken Co. ...............................    166,000         5,114,875
   Trinity Industries, Inc. .................    111,300         4,618,950
                                                              ------------
                                                                45,394,094
                                                              ------------
METALS & MINING                         3.64%
   AK Steel Holdings Corp. ..................    167,000         2,985,125
   Alcan Aluminum Ltd. ......................    135,300         3,737,663
   ASARCO, Inc. .............................    105,100         2,338,475
   British Steel Plc, ADR ...................    178,700         4,065,425
   Cleveland-Cliffs, Inc. ...................     14,700           788,287
   Cyprus Amax Minerals Co. .................     87,000         1,152,750
   Reynolds Metals Co. ......................     96,800         5,414,750
   USX-U.S. Steel Group .....................    216,700         7,151,100
                                                              ------------
                                                                27,633,575
                                                              ------------
OIL & OIL SERVICES                      7.98%
   Ashland, Inc. ............................    141,500         7,304,938
   Elf Aquitaine S.A., ADR ..................     97,700         6,936,700
   Equitable Resources, Inc. ................     44,300         1,351,150
   Helmerich & Payne, Inc. ..................     98,800         2,198,300
   Murphy Oil Corp. .........................     52,300         2,650,956
   Occidental Petroleum Corp. ...............    149,900         4,047,300
   Pennzoil Co. .............................    124,600         6,307,875
   Sun Company, Inc. ........................    260,300        10,102,893
   Tidewater, Inc. ..........................    108,400         3,577,200
   Transocean Offshore, Inc. ................     22,600         1,005,700
   USX-Marathon Group .......................    215,200         7,384,050
   YPF Sociedad Anonima, ADR ................    255,900         7,692,994
                                                              ------------
                                                                60,560,056
                                                              ------------
PAPER & FOREST PRODUCTS                 2.34%
   Bowater, Inc. ............................    155,500         7,347,375
   Fort James Corp. .........................     79,800         3,551,100
   Georiga-Pacfic Corp. .....................     64,600         3,807,363
   Mead Corp. ...............................     96,800         3,073,400
                                                              ------------
                                                                17,779,238
                                                              ------------
REAL ESTATE INVESTMENTS TRUSTS          1.21%
   Camden Property Trust ....................     46,000         1,368,500
   Crescent Real Estate Equities Inc. .......    108,200         3,638,225
   Excel Realty Trust, Inc. .................     31,700           913,356
   Felcor Suite Hotels, Inc. ................     64,700         2,029,963
   Reckson Associates Realty Co. ............     47,600         1,124,550
   Reckson Service Industries, Inc. .........     19,040            63,070
                                                              ------------
                                                                 9,137,664
                                                              ------------

                                                          Number of           Value
                                                            Shares           (Note 1)
                                                       ---------------   ---------------
RESTAURANTS                                    0.46%
   Bob Evans Farms, Inc. ...........................        49,500        $  1,048,781
   Wendy's International, Inc. .....................       104,500           2,455,750
                                                                          ------------
                                                                             3,504,531
                                                                          ------------
RETAIL TRADE & SERVICES                        3.00%
   Dayton Hudson Corp. .............................       208,200          10,097,700
   Fingerhut Co., Inc. .............................        61,400           2,026,200
   Proffitts, Inc. .................................        55,000           2,220,625
   Ross Stores, Inc. ...............................        74,600           3,207,800
   Supervalu, Inc. .................................       116,500           5,169,687
                                                                          ------------
                                                                            22,722,012
                                                                          ------------
TECHNOLOGY                                     3.95%
   Applied Materials, Inc. .........................        56,600(a)        1,669,700
   Compaq Computer Corp. ...........................        40,675           1,154,153
   Dell Computer Corp. .............................       132,000(a)       12,251,250
   Harris Corp. ....................................        81,600           3,646,500
   Intel Corp. .....................................        45,600           3,380,100
   Microsoft Corp. .................................        72,400(a)        7,846,350
                                                                          ------------
                                                                            29,948,053
                                                                          ------------
TELECOMMUNICATIONS                             4.04%
   BCE, Inc. .......................................        64,700           2,761,881
   Telefonica de Argentina S.A., ADR ...............       158,200           5,131,613
   Telecomunicacoes Brasileiras S.A., ADR ..........        70,400           7,686,800
   Telefonica de Espana S.A., ADR ..................        72,436          10,073,131
   Telefonos de Mexico S.A., ADR ...................       104,400           5,017,725
                                                                          ------------
                                                                            30,671,150
                                                                          ------------
TEXTILES                                       0.43%
   Interface, Inc. .................................        73,600           1,485,800
   Shaw Industries, Inc. ...........................        99,000           1,744,875
                                                                          ------------
                                                                             3,230,675
                                                                          ------------
TOBACCO                                        0.95%
   RJR Nabisco Holdings Corp. ......................       252,600           5,999,250
   Universal Corp. .................................        32,300           1,207,212
                                                                          ------------
                                                                             7,206,462
                                                                          ------------
TRANSPORTATION                                 4.13%
   Burlington Northern Santa Fe Corp. ..............        75,900           7,452,431
   Canadian Pacific Ltd. ...........................       242,500           6,880,937
   CNF Transportation, Inc. ........................       143,300           6,090,250
   FDX Corp. .......................................        93,340           5,857,085
   Laidlaw, Inc. ...................................        91,800           1,118,813
   USFreightways Corp. .............................       118,900           3,905,116
                                                                          ------------
                                                                            31,304,632
                                                                          ------------
UTILITIES -- ELECTRIC & NATURAL GAS           13.31%
   CMS Energy Corp. ................................       167,200           7,356,800
   Columbia Gas System, Inc. .......................        85,800           4,772,625
   Consolidated Edison Co. of New York, Inc. .......        75,100           3,459,294
   DQE Inc. ........................................        85,950           3,094,200
   DTE Energy Co. ..................................        99,100           4,001,162
   Edison International ............................       281,500           8,321,844
   Energy East Corp. ...............................       225,900           9,403,088
   FPL Group, Inc. .................................       120,600           7,597,800
   FirstEnergy Co. .................................        79,200           2,435,400
   GPU, Inc. .......................................       212,500           8,035,156

                                                      Number of        Value
                                                       Shares        (Note 1)
                                                     ----------   --------------
UTILITIES -- ELECTRIC & NATURAL GAS -- (Continued)
   PECO Energy Co. ...............................    216,800     $ 6,327,850
   PG&E Corp. ....................................    202,100       6,378,781
   Pinnacle West Capital Corp. ...................    166,900       7,510,500
   PP&L Resources, Inc. ..........................    163,900       3,718,481
   Public Service Co. of New Mexico ..............    101,600       2,305,050
   Sierra Pacific Resources ......................     59,800       2,171,488
   Southern Co. ..................................    186,400       5,160,950
   Texas Utilities Co. ...........................    134,600       5,602,725
   UtiliCorp United Inc. .........................     88,100       3,320,268
                                                                  -----------
                                                                  100,973,462
                                                                  -----------
     Total Common Stocks (Cost $509,503,448).................     627,388,147
                                                                  -----------


                                                                   Principal
                                                                    Amount
                                                              ------------------
UNITED STATES GOVERNMENT OBLIGATIONS                  6.72%
   United States Treasury Bonds, 10.750%, 5/15/2003 .......     $  4,000,000           4,875,000
   United States Treasury Bonds, 7.50%, 11/15/2024 ........        5,600,000           6,947,500
   United States Treasury Bonds, 6.375%, 8/15/2027 ........          300,000             329,625
   United States Treasury Notes, 6.875%, 5/15/2006 ........        7,500,000           8,125,778
   United States Treasury Notes, 6.50%, 10/15/2006 ........        8,100,000(b)        8,606,250
   United States Treasury Notes, 6.625%, 5/15/2007 ........       15,500,000          16,662,500
   United States Treasury Notes, 6.125%, 8/15/2007 ........        5,200,000           5,414,500
                                                                                      ----------
     Total United States Government Obligations
       (Cost $50,422,219).....................................................        50,961,153
                                                                                      ----------
SHORT-TERM INVESTMENTS                               10.01%
   Goldman Sachs Corp., 5.60%, 7/01/98 ....................       29,400,000          29,400,000
   Merrill Lynch & Co., Inc., 5.55%, 7/01/98 ..............       21,500,000          21,500,000
   Sara Lee Corp., 6.05%, 7/01/98 .........................       25,000,000          25,000,000
                                                                                      ----------
     Total Short-Term Investments (Cost $75,900,000)..........................        75,900,000
                                                                                      ----------
     Total Investments (Cost $635,825,667) - 99.44%...........................      $754,249,300
     Other assets less liabilities - 0.56% ...................................         4,298,780
                                                                                    ------------
     Net Assets - 100.00% ....................................................      $758,548,080
                                                                                    ============


                                                Number of
                                                 Shares
                                               ----------
SECURITY SOLD SHORT (NOTE 1D)
   W.E.B.S. Index Fund, Inc. - Mexico Series
    (Proceeds $985,054).....................      71,600    $886,050
                                                            ========

----------
(a) Non-income producing security.

(b) Used as collateral on short sales.

   For Federal income tax purposes, the tax basis of investments owned at June 30, 1998 was $636,062,690 and net unrealized appreciation on investments consisted of:


     Gross unrealized appreciation .........   $140,777,969
     Gross unrealized depreciation .........    (22,591,359)
                                               ------------
     Net unrealized appreciation ...........   $118,186,610
                                               ============

                      See notes to financial statements.

                             THE ZWEIG FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 1998
                                  (Unaudited)

ASSETS:
  Investments, at value (identified cost, $635,825,667)...................     $ 754,249,300
  Cash ...................................................................           114,268
  Receivable for investments sold ........................................         7,404,706
  Deposit with broker for security sold short ............................           985,054
  Dividends and interest receivable ......................................         2,002,332
  Prepaid expenses .......................................................            17,744
  Miscellaneous receivable ...............................................            13,717
                                                                               -------------
     Total Assets ........................................................       764,787,121
                                                                               -------------
LIABILITIES:
  Payable for investments purchased ......................................         4,257,024
  Accrued advisory fees (Note 3) .........................................           527,840
  Accrued administration fees (Note 3) ...................................             2,696
  Other accrued expenses .................................................           565,431
  Security sold short, at value (proceeds $985,054).......................           886,050
                                                                               -------------
     Total Liabilities ...................................................         6,239,041
                                                                               -------------
NET ASSETS ...............................................................     $ 758,548,080
                                                                               =============
NET ASSET VALUE, PER SHARE:
 ($758,548,080/59,715,651 shares outstanding--Note 4).....................     $       12.70
                                                                               =============
Net Assets consist of:
  Capital paid-in ........................................................     $ 614,076,191
  Undistributed net investment income ....................................         4,205,329
  Undistributed net realized gain on investments .........................        21,743,923
  Net unrealized appreciation on investments and security sold short .....       118,522,637
                                                                               -------------
                                                                               $ 758,548,080
                                                                               =============

                            STATEMENT OF OPERATIONS
                    For the six months ended June 30, 1998
                                  (Unaudited)

Investment Income:
  Income:
     Dividends ................................................................    $  7,568,025
     Interest .................................................................       3,223,830
                                                                                   ------------
       Total Income ...........................................................      10,791,855
                                                                                   ------------
  Expenses:
     Investment advisory fees (Note 3) ........................................       2,958,357
     Administration fees (Note 3) .............................................         452,455
     Transfer agent fees ......................................................         173,579
     Printing and postage expenses ............................................         122,718
     Professional fees (Note 3) ...............................................          40,182
     Custodian fees ...........................................................          53,938
     Directors' fees and expenses (Note 3) ....................................          37,648
     Miscellaneous ............................................................          88,337
                                                                                   ------------
       Total Expenses .........................................................       3,927,214
                                                                                   ------------
         Net Investment Income ................................................       6,864,641
                                                                                   ------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments (Note 2):
     Security transactions ....................................................      37,601,145
     Short sales transactions .................................................       1,426,248
     Futures transactions .....................................................        (772,093)
                                                                                   ------------
         Net realized gain on investments .....................................      38,255,300
  Decrease in unrealized appreciation on investments and securities sold short       (1,078,939)
                                                                                   ------------
     Net realized and unrealized gain on investments ..........................      37,176,361
                                                                                   ------------
     Net increase in net assets resulting from operations .....................    $ 44,041,002
                                                                                   ============

                       See notes to financial statements.

                             THE ZWEIG FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS
                                  (Unaudited)

                                                                      For the              For the
                                                                 Six Months Ended        Year Ended
                                                                   June 30, 1998      December 31, 1997
                                                                ------------------   ------------------
Increase (Decrease) in Net Assets:
   Operations:
      Net investment income .................................     $   6,864,641        $  18,023,151
      Net realized gain on investments ......................        38,255,300           43,769,049
      Increase (decrease) in unrealized appreciation on
        investments and securities sold short ...............        (1,078,939)          61,835,402
                                                                  -------------        -------------
         Net increase in net assets resulting from
          operations ........................................        44,041,002          123,627,602
                                                                  -------------        -------------
   Dividends and distributions to shareholders
     from:
      Net investment income .................................       (12,157,113)         (16,029,830)
      Net realized gains on investments .....................       (21,751,673)         (46,130,976)
                                                                  -------------        -------------
         Total dividends and distributions to
          shareholders ......................................       (33,908,786)         (62,160,806)
                                                                  -------------        -------------
   Capital share transactions:
      Net asset value of shares issued to shareholders in
        reinvestment of dividends from net investment
        income and distributions from net realized gains.....        10,898,714           15,818,485
      Net proceeds from the sale of shares during rights
        offering ............................................        71,151,359                   --
                                                                  -------------        -------------
      Net increase in net assets derived from capital
        share tranactions ...................................        82,050,073           51,818,485
                                                                  -------------        -------------
      Net increase in net assets ............................        92,182,289           77,285,281
Net Assets:
   Beginning of period ......................................       666,365,791          589,080,510
                                                                  -------------        -------------
   End of period (including undistributed net investment
     income of $4,205,329 and $9,497,801, respectively)......     $ 758,548,080        $ 666,365,791
                                                                  =============        =============

                       See notes to financial statements.

                             THE ZWEIG FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1998
                                  (Unaudited)

NOTE 1 -- Significant Accounting Policies

     The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


     A. Portfolio Valuation

     Portfolio securities which are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Investment Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures which are traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available (of which there were none at June 30, 1998) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.


     B. Securities Transactions and Investment Income

     Security transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.


     C. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recorded as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a futures contract is closed, the Fund realizes a gain or loss equal to the difference between the proceeds from (or cost of ) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.


     D. Short Sales

     A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully secured at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest the Fund pays in connection with such short sales are recorded as expenses.


     E. Federal Income Taxes

     The Fund has elected to qualify and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company, as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

NOTE 2 -- Portfolio Transactions

     During the six months ended June 30, 1998, the Fund entered into purchase and sale transactions, excluding short-term investments and futures transactions, as follows:



                                                        United States
                                                         Government
                                          Common         and Agency
                                          Stocks         Obligations
                                     ---------------   --------------
     Cost of Purchases ...........   $213,776,171      $37,457,344
                                     ============      ===========
     Proceeds from Sales .........   $190,630,180      $37,500,331
                                     ============      ===========

NOTE 3 -- Investment Advisory Fees and Other Transactions with Affiliates

     a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between the Investment Adviser, Zweig Advisors Inc., and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Investment Adviser under the Agreement, the Fund pays the Investment Adviser a monthly fee equal, on an annual basis, to 0.85% of the Fund's average daily net assets. During the six months ended June 30, 1998, the Fund accrued advisory fees of $2,958,357.

     b) Administrative Fee: Zweig/Glaser Advisers serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent,, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the six months ended June 30, 1998, the Fund accrued administration fees of $452,455.

     c) Directors' Fees: The Fund pays each Director who is not an interested person of the Fund or the Investment Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with out-of-pocket costs relating to attendance at such meetings. The Directors of the Fund who are interested persons of the Fund or the Investment Adviser receive no remuneration from the Fund.

     d) Legal Fees: The Fund accrued legal fees of $8,869 during the six months ended June 30, 1998, for the services of Rosenman & Colin LLP, of which Robert
E. Smith, a Director of the Fund, is counsel. In addition, the Fund paid legal fees of $52,227 for the services of Rosenman & Colin LLP in connection with its rights offering.

     e) Brokerage Commissions: During the six months ended June 30, 1998, the Fund paid Zweig Securities Corp. brokerage commissions of $67,373 in connection with portfolio transactions effected through them.

     Certain directors and officers of the Fund are also directors and/or officers of the Investment Adviser and the Administrator.

NOTE 4 -- Capital Stock and Reinvestment Plan

     At June 30, 1998, the Fund had one class of common stock, par value $0.10 per share, of which 100,000,000 shares are authorized and 59,715,651 shares are outstanding.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by State Street Bank & Trust Co. as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan") shareholders not making such election will have all such amounts automatically reinvested by State Street, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the six months ended June 30, 1998 and for the year ended December 31, 1997, 842,550 and 1,322,870 shares, respectively, were issued pursuant to the Plan.

     In a rights offering ending May 8, 1998, shareholders exercised rights to purchase 6,107,542 shares of common stock at an offering price of $12.15 per share for proceeds net of expenses of $71,151,359.

NOTE 5 -- Financial Highlights

     Selected data for a share outstanding throughout each period:



                                       Six
                                      Months
                                      ended                                   Year Ended December 31
                                     June 30,      ----------------------------------------------------------------------------
                                       1998            1997            1996           1995            1994           1993
                                 ---------------   ------------   -------------   ------------   -------------   -----------
Per Share Data:
Net asset value, begining
  of period ..................     $ 12.63           $ 11.45        $  11.06        $ 10.33        $  11.68       $ 11.36
                                   --------          -------        --------        -------        --------       --------
Income From
  Investment
  Operations:
Net investment income ........        0.13              0.35            0.34           0.39            0.24          0.13
Net realized and
  unrealized gains
  (losses) on investments.....        0.58              2.03            1.15           1.41          ( 0.45)         1.41
                                   --------          -------        --------        -------        --------       --------
Total from investment
  operations .................        0.71              2.38            1.49           1.80          ( 0.21)         1.54
                                   --------          -------        --------        -------        --------       --------
Dividends and
  Distributions:
Dividends from net
  investment income ..........      ( 0.23)           ( 0.31)         ( 0.30)        ( 0.51)         ( 0.03)       ( 0.22)
Distributions from net
  realized gains on
  investments ................      ( 0.41)           ( 0.89)         ( 0.80)        ( 0.56)         ( 1.11)       ( 1.00)
                                   ---------         -------        --------        --------       --------       --------
Total Dividends and
  Distributions ..............      ( 0.64)           ( 1.20)         ( 1.10)        ( 1.07)         ( 1.14)       ( 1.22)
                                   ---------         -------        --------        --------       --------       --------
  Net asset value, end of
   period ....................       12.70           $ 12.63        $  11.45        $ 11.06        $  10.33       $ 11.68
                                   ========          =======        ========        ========       ========       ========
  Market value, end of
   period** ..................    $ 12.375           $ 13.25        $ 10.875        $ 11.25        $ 10.375       $ 13.75
                                  =========          =======        ========        ========       ========       ========
Total investment return ......      ( 0.62)%           34.76%           6.92%         19.83%         (16.95)%       16.59%
                                  =========          =======        ========        ========       ========       ========
Ratios/Supplemental
  Data:
Net assets, end of period
  (in thousands) .............    $758,548          $666,366        $589,081       $547,886        $492,004      $534,813
Ratio of expenses to
  average net assets .........        1.13%*            1.16%           1.18%          1.22%           1.25%         1.23%
Ratio of net investment
  income to average net
  assets .....................        1.97%*            2.88%           3.12%          3.62%           2.24%         1.18%
Portfolio turnover rate ......        36.9%             93.0%          137.2%         160.2%          257.0%        235.5%

----------
* Annualized.

** Closing Price -- New York Stock Exchange.

                        SUPPLEMENTARY PROXY INFORMATION

     The Annual Meeting of Shareholders of The Zweig Fund, Inc. was held on May 14,1998. The meeting was held for the purpose of reelecting Annemarie Gilly, Jeffrey Lazar, Alden C. Olson, Anthony M. Santomero and Martin E. Zweig as Directors; and to ratify Coopers & Lybrand L.L.P. as the Fund's independent certified public accountants for the year ending December 31,1998. The Fund's other Directors who continue in office are Eugene J. Glaser, Elliot S. Jaffe, James B. Rogers Jr. and Robert E. Smith.

     The results of the above matters were as follows:



                                                         Votes        Votes
                                          Votes For     Against     Withheld     Abstensions
                                        ------------   ---------   ----------   ------------
   Annemarie Gilly ..................   40,567,525          --     562,258           --
   Jeffrey Lazar ....................   40,700,225          --     429,558           --
   Alden C. Olson ...................   40,618,319          --     511,464           --
   Anthony M. Santomero .............   40,686,976          --     442,807           --
   Martin E. Zweig ..................   40,698,305          --     431,478           --
   Coopers & Lybrand L.L.P. .........   40,417,524     293,738     --           418,791

--------------------------------------------------------------------------------

KEY INFORMATION


1-800-272-2700     Zweig Shareholder
                   Relations:
                   For general information
                   and literature

(212) 644-2188     The Zweig Fund Hot Line:
                   For updates on net asset
                   value, share price, major
                   industry groups and other
                   key information


                               REINVESTMENT PLAN


    Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.




                  ------------------------------------------
      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount of 10% or more from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Director, Vice President and Treasurer

Stuart B. Panish
Vice President & Secretary

Christopher M. Capano
Assistant Vice President

Annemarie Gilly
Director

Eugene J. Glaser
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Robert E. Smith
Director

Investment Adviser
Zweig Advisors Inc.
900 Third Avenue
New York, New York 10022

Fund Administrator
Zweig/Glaser Advisers
900 Third Avenue
New York, New York 10022

Custodian
The Bank of New York
One Wall Street
New York, New York 10286

Transfer Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022
--------------------------------------------------------------------------------
      This report is transmitted to the shareholders of The Zweig Fund, Inc.
for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


ZF982                                                             4902-SEM(98)

                       (The Zweig Fund logo appears here)



                               SEMI-ANNUAL REPORT
                -----------------------------------------------
                                 June 30, 1998